UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): September 8, 2015

The Joint Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36724	90-0544160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16767 N. Perimeter Drive, Suite 240 Scottsdale, AZ 85260
(Address of principal executive offices)

Registrant's telephone number, including area code:
(480) 245-5960

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reassignment of Duties

Effective as of September 8, 2015, David Orwasher's duties were reassigned, and he will no longer serve as President and Chief Operating Officer. His responsibilities as Chief Operating Officer of the Company will be assumed by John B. Richards, Chief Executive Officer. Mr. Orwasher has assumed the role of Chief Development and Strategy Officer.

Item 8.01. Other Events.

On September 10, 2015, the Company issued a press release, attached as Exhibit 99.1 and incorporated by reference herein, announcing its intended expansion by developing and operating company-owned or managed clinics Los Angeles and Orange Counties in California and in the Chicago area.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated September 10, 2015, entitled "The Joint Corp. Announces Plans for Further Corporate Expansion in Los Angeles Area and Entry Into Chicago Market."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2015	The Joint Corp.
	By:	/s/ JOHN B. RICHARDS John B. Richards Chief Executive Officer